UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 29, 2024
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 29, 2024, Energizer Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, of the 71,770,694 shares outstanding and entitled to vote, 67,398,080 were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management’s nominees for director were elected to serve until the Annual Shareholders’ Meeting to be held in 2025, or until their respective successors are elected and qualified, by the votes of the shareholders set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Cynthia J. Brinkley	60,615,306	513,851	93,684	6,175,239
Rebecca D. Frankiewicz	60,747,105	381,872	93,864	6,175,239
Kevin J. Hunt	60,777,220	348,713	96,908	6,175,239
James C. Johnson	60,687,521	439,394	95,926	6,175,239
Mark S. LaVigne	60,864,829	261,785	96,227	6,175,239
Patrick J. Moore	60,813,328	313,318	96,195	6,175,239
Donal L. Mulligan	60,666,084	460,617	96,140	6,175,239
Nneka L. Rimmer	60,789,636	335,986	97,219	6,175,239
Robert V. Vitale	55,582,010	5,541,923	98,908	6,175,239

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified by the votes of the shareholders set forth in the table below:

For	Against	Abstain
66,899,337	370,682	128,061

Proposal 3: The Company’s executive compensation, as described in the Company’s Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth in the table below:

			Broker
For	Against	Abstain	Non-Votes
60,107,035	882,341	233,465	6,175,239

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto:

Exhibit
Number	Description of Exhibit

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By: /s/ John J. Drabik
John J. Drabik
Executive Vice President and Chief Financial Officer

Dated: January 30, 2024